UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 2, 2010
CRAFTMADE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-26667 (Commission File No.)	75-2057054 (IRS Employer Identification No.)

650 South Royal Lane, Suite 100, Coppell, Texas (Address of principal executive offices)	75019 (Zip Code)
Registrant’s telephone number, including area code: (972) 393-3800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On March 3, 2010, Craftmade International, Inc. (“Craftmade”) issued a press release in response to the commencement of a tender offer by Litex Industries, Limited (“Litex”) on March 2, 2010. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
     In its press release, Craftmade urged investors to read its Solicitation/Recommendation Statement on Schedule 14D-9 when it is filed with the Securities and Exchange Commission, as it will contain important information related to Litex’s tender offer.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release issued March 3, 2010, by Craftmade.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CRAFTMADE INTERNATIONAL, INC.
Date: March 3, 2010	By:	/s/ J. Marcus Scrudder
		Name:	J. Marcus Scrudder
		Title:	Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release issued March 3, 2010, by Craftmade.